UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2018 (December 15, 2017)

JACOBS ENGINEERING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 1200, Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 583-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported in the Current Report on Form 8-K filed by Jacobs Engineering Group Inc. (the “Company”) on December 18, 2017 (the “Original Report”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 1, 2017, by and among the Company, CH2M HILL Companies Ltd., a Delaware corporation (“CH2M”), and Basketball Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), CH2M merged with and into Merger Sub on December 15, 2017, with CH2M continuing as the surviving company (the “Merger”). As a result of the Merger, CH2M became a direct, wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original Report to provide the pro forma financial information relating to the Merger that are required by Item 9.01(b) and should be read in conjunction with the Original Report. Except as set forth herein, no other modifications have been made to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The historical audited balance sheets of CH2M as of December 30, 2016 and December 25, 2015 and the related audited statements of operations, statements of comprehensive income (loss), statement of stockholders’ equity and statements of cash flows for the three year period ended December 30, 2016, together with the notes thereto and the independent auditor’s report thereon were previously filed in the Company’s Registration Statement on Form S-4 dated September 19, 2017, as amended. Pursuant to General Instruction B.3 of Form 8-K, such financial statements are not additionally reported herein.

The historical unaudited balance sheet of CH2M as of September 30, 2017 and the related unaudited statements of operations, statements of comprehensive income (loss) and statements of cash flows for the nine months ended September 30, 2017 and September 30 2016, together with the notes thereto, contained on pages 3 through 25 of CH2M’s Form 10-Q (File No. 000-27261), dated November 13, 2017, in each case, required by Item 9.01(a) of Form 8-K, are incorporated by reference herein.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the year ended September 29, 2017, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended September 29, 2017, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Engineering Group Inc.

Date: February 23, 2018	By:	/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President and Chief Financial Officer